CONFIDENTIAL

DATED THIS DAY OF 05 OCT 2020

BETWEEN

GENEREX BIOTECHNOLOGY CORPORATION

("GENEREX")

AND

NUGENEREX IMMUNO-ONCOLOGY, INC.

(''NUGENEREX")

AND

BINTAI HEALTHCARE SDN BHD ("BHSB")

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DISTRIBUTION AND LICENSING AGREEMENT

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AGREEMENT

This Agreement (the "Agreement") effective as of the _ _ _ _ _ _ _2020 (the "Effective Date")

Between

Generex Biotechnology Corporation, a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 ("Generex").

And

NuGenerex Immuno-Oncology, Inc. a majority owned subsidiary of Generex Biotechnology Corporation, each a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 ("NuGenerex")

And

Bintai Healthcare Sdn Bhd (Company No. 384306P), a subsidiary of Bintai K.inden Corporation Berhad and incorporated in Malaysia under the Companies Act 2016 and having its business address at 3-2-8 Kompleks Kantonmen Prima, No. 698, Jalan Ipoh, 51200 Kuala Lumpur, Malaysia (hereinafter referred to as "BHSB").

["Generex", "NuGenerex" and "BHSB" may each be referred to herein individually as a "Party" and collectively as the "Parties."] RECITALS:

1. WHEREAS, NuGenerex is a majority owned company by Generex and Generex is a public biotechnology company managed by the Executive Management and governed by the Board of Directors (the "Board");

2. WHEREAS, the Executive Management is responsible for all matters relating to patent administration and technology transfer applicable to Generex and NuGererex, and is expressly authorized to negotiate and execute this Agreement;

3. WHEREAS, NuGenerex is the owner of certain patent rights, other intellectual property rights, know-how and other proprietary rights as stated in the Exhibit A (hereinafter referred to as the"Vaccine Platform");

4. WHEREAS, NuGenerex desires to grant to BHSB the exclusive right to distribute, sell and commercialize the Covid-19 Vaccine derived from the Vaccine Platform that BHSB may purchase and/or license from Generex for the specific areas outline herein.;

5. WHEREAS, Generex and NuGenerex desire to research and develop a Covid-19 vaccine ("Vaccine") and requires and desires financial support to carry out the necessary research and development towards production of the Vaccine; and

6. WHEREAS, the Parties wish to enter into this Agreement to enable BHSB to initially acquire the rights to distribute, sell and commercialize the Covid-19 Vaccine derived

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from the Vaccine Platform and subsequently have the first right of refusal to manufacture the said Vaccine after full approval of the FDA and the Malaysian Authorities.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

(a) references to ''Articles," "Sections" and other subdivisions, and to"Exhibits," shall refer to articles, sections, subdivisions and exhibits of this Agreement, unless specified to be referring to another agreement between the Parties;

(b) the use of the term "including" shall mean"including without limitation";

(c)  the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular provision; and

(d)   the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings: ·

1.1 Approved Sale

With respect to a licensed product and a country, the sale of such licensed product for human pharmaceutical use in the Territory.

1.2 Confidential Information

Any and all non-public information that is disclosed bya Party (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with this Agreement. For the sake of clarity, the Parties acknowledge that a Disclosing Party may or may not be the owner of such disclosed information (for example, if one Party discloses to the other Party any Confidential Information that is jointly owned hereunder, such disclosure does not render such Confidential Information solely owned by the Disclosing Paity, but such info_rmation remains Confidential Information). Notwithstanding the foregoing, Confidential Information shall not include any part of such information that:

1.2.1 Was already known to the Receiving Party without access to or use of Confidential Inf01mation of the Disclosing Party, as evidenced by the Receiving Party's written records;

1.2.2 was generally available to the public or was otherwise part of the public domain at the time of disclosure hereunder to the Receiving Party;

1.2.3 Became generally available to the public or otherwise becomes part of the public domain after disclosure hereunder to the Receiving Party, and other than through any act or omission of the Receiving Party in breach of this Agreement;

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1.2.4 Was subsequently lawfully disclosed to the Receiving Party by a third party on a non-confidential basis, other than in breach of a confidentiality obligation of such third party to the Disclosing Party or any other third party; or

1.2.5 Was developed or discovered by the Receiving Party or its Affiliates without access to or use of Confidential Information of the Disclosing Party, as evidenced by the written records or communications of either Party.

1.3 Control(s) or Controlled

With respect to any (a) item of information, including research information and, technical information, or (b) intellectual property right, the possession (whether by ownership, license or otherwise, but other than pursuant to this Agreement) by a Party of the lawful and contractual ability to disclose to the other Party, or to grant to the other Party access and/or a license to or under, such item of information or intellectual property right within the scope of this Agreement, without the obligation to pay royalties or other consideration to any third party.

1.4 Dollars

United States Dollars, or the lawful currency of the United States of America.

1.5 Governmental Authorization

Any consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any law, regulation, or ordinance.

1.6 Governmental Body Any:

1.6.1 federal, state, local, municipal, foreign or other government;

1.6.2 governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

1.6.3 multinational organization or body;

1.6.4 body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

1.6.5 official of any of the foregoing.

1.7 Compound

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Any and all compounds included in the Ii-Key-SARS-CoV-2 vaccine series that are owned or Controlled by Generex and it is hereby agreed that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine derived from the Vaccine Platform.

1.8 Licensed Patent Rights

(a) Any and all patents applications pertaining to the Compound and those set forth in Exhibit A attached hereto;

(b) any and all other patents and patent applications owned or Controlled by Generex pertaining to the Compound anywhere in the Te1Titory, as of the Effective Date or at any time during the term of this Agreement, containing one or more claims to, or otherwise covering, any Compound;

(c) including any and all renewals, divisions, continuations and continuations-in-part of any of the foregoing, any and all patents issuing thereon, and any reissues, reexamination, extensions, substitutions, confirmations, registrations, revalidations, revisions and additions of or to such patents, and any and all foreign counterparts anywhere in the Territory pertaining to the Compound; and

(d) Parties agree that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine for worldwide application.

1.9 Product

Any and all products (a) containing a Compound; (b) covered by Licensed Patent Rights; and/or (c) using, incorporating, practicing and/or exploiting Licensed Know How. Parties agree that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine acquired under the Vaccine Platform.

1.10 MAA

For the Malaysian market, BHSB as the Marketing Authorization Holder ("MAH') for the Products in Malaysia, will then make a Marketing Authorization Application or other application filed with the Malaysian Ministiy of Health.

For the related Territories, BHSB or its approved counterparts will make a similar application with the relevant Regulatory Authority in any country or territory.

1.11 NDA

A New Drug Application filed with the Food and Drug Administi·ation of the United States ("USA") or any successor agency thereto ("FDA") or the MalaysianMinistry of Health. Parties agree that the Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine. Only after Generex/NuGenerex has obtained the Full FDA approvals, BHSB shall be responsible for all requirements of Malaysian Ministry of Health.

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1.12 Commercial Strategy

For commercial viability reasons, the Product shall be introduced in Malaysia and its governing territories ("collectively the Territory") in 3 Stages.

For Stage 1 and Stage 2, Generex is to grant exclusive distribution/commercial rights to BHSB for the Territory, and on first right of refusal terms for the Australia, New Zealand and global Halal markets.

The cost of Distribution rights shall include the royalties payable for Stage 1 and Stage 2 is to be included in the CIF KLIA prices.

BHSB plans to introduce the Vaccine into Malaysia commercially in 3 stages as follow:

Stage 1: Full import in Naked Vial

• After Generex/NuGenerex have received the full FDA approval on the vaccine and provide full documentation to BHSB, BHSB will commence the submission process to National Pharmaceutical Regulatory Agency ("NPRA") for pre submission meeting;

• As part of the submission, BHSB are required to submit 50-100 samples to the Institute of Medical Research ("IMR") for testing and evaluation. These samples are to be provided by Generex/NuGenerex;

• BHSB will be purchasing the Vaccine in Naked Vial form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing, etc;

• After the Vaccine have arrived at the KLIA airport, batch testing will be performed. Subsequently, the Vaccine in Naked Vial form will be delivered to facility sites for labeling and packaging;

• BHSB do not envisage any independent research and further research at this stage. The full FDA Approval granted to Generex/NuGenerex shall meet all requirements byNPRA.

Stage 2 : Fill and Finish

• BHSB will be importing the Vaccine in bulk quantities. Upon arrival of the Vaccine at the KLIA airport, the Vaccine will be delivered to facility sites for bottling and Local labeling;

• BHSB will be purchasing the Vaccine in bulk quantities form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing;

• After the bottling and labeling is done, it will be delivered to end users;

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• To get NPRA approval, BHSB will perform the relevant test as required by MOH to compare the fill & finish product against original product from manufacturer.

• BHSB do not intend to conduct any independent research and further research at this stage except for any testing required by MOH.

Stage 3 : Local Manufacturing

• Local manufacturing cost including plant cost cannot be determined at this moment as the market size and other factors are difficult to determine.

• We will consider commencing Local manufacturing when the market expands that warrants us to manufacture it commercially, we will consider obtaining full licensing rights from Generex/NuGenerex and to provide full licensing rights to BHSB for the Territory and its markets.

1.13 Person

An individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

1.14 Phase I Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.15 Phase II Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.16 Phase III Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGeneerx shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.17 Pivotal Trial

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

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1.18 Regulatory Approval

Generex/NuGenerex shall be obliged to secure all necessary documents including all permits, consents and approvals for the full approval from the FDA for the said vaccine.

The approval or authorization (including the approval of an NDA, where applicable) by any Regulatory Authority in a country of the Territory that is necessary for the import, distribution, marketing, promotion, and sale of Product(s) in such country shall be undertaken by BHSB or its appointed counterpart.

1.19 Regulatory Authority

Gener.ex/NuGenerex will secure and make available the necessary documentation after obtaining approval from FDA and also provide the approvals to allow BHSB to take steps to secure the necessary approvals in Malaysia.

Any national (e.g., the FDA in the United States or the Ministry of Health in Malaysia) or supra-national (e.g., the EMEA) Governmental Body authorized and empowered to grant Regulatory Approval for the Licensed Product.

1.20 Appointment of BHSB's Counterparts

BHSB is at liberty to appoint any counterparty as it deems necessary in the Territory as defined herein in order to sell, distribute, and/or commercially exploit the Vaccine purchased from Generex/NuGenerex by BHSB. BHSB will exercise due diligence and care in the appointment of any counterparty.

1.21 Technical Information

All information (including all Confidential Information of Licensor, data, materials, devices, formulas, drawings, samples, processes, designs, info1mation contained in laboratory notebooks and records, process information, clinical protocols and results, and other information and know-how) pertaining to the isolation, identification, synthesis, manufacture or use of the Compound, a research invention and/or a licensed product (but expressly excluding information related to any active pharmaceutical ingredient in a combination product that is not itself a licensed product) in the field (a) that is owned or Controlled by Licensor as of the Effective Date; or (b) that Licensor comes to own or Control at any time during the term of this Agreement independent from, and not in connection with or in the course of performing under this Agreement. The term "Technical Information" shall expressly exclude research information.

1.22 Territory

The Parties hereby agree that BHSB is given total and complete exclusive rights to sell, distribute, or any other manner commercially exploit and deal with the Vaccine in Malaysia and South East Asia countries ("Territ01y").

Whereas the Parties further agrees that BHSB will have the right of first refusal to commercialize the Vaccine within New Zealand, Australia and the Global Halal

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markets. The offer to be made by Generex to BHSB for this purpose must be reasonable and commercially viable.

2. RIGHT TO PURCHASE AND DISTRIBUTE STAGE 1 AND STAGE 2 UNDER CLAUSE 1.12

2.1 Upon approval by the FDA of the Vaccine and the relevant Malaysian Authorities, BHSB will be purchasing the Vaccine in Naked Vial form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing.

2.2 At a later stage subject to the quantities being viable, BHSB will be purchasing the Vaccine in bulk quantities from Generex/NuGenerex in batches based on CIF KUA price. The costs of purchase of bulk quantities will be determined at a later stage. This price will include all royalties, distribution/licensing.

3. LICENSE AND SUBLICENSES

3.1 Exclusive Manufacturing Rights Granted to BHSB

In the event the market size is significantly large and it makes commercially viable and financially appropriate sense to carry out local manufacturing, the parties will enter into a manufacturing agreement, the terms of which will be determined at that appropriate stage.

3.2 Diligence Obligations

Stage 1 and Stage 2, Generex/NuGenerex is to grant distribution/commercialization rights to BHSB for the Territory, and on first right of refusal for the Australia, New Zealand and global Halal markets.

Generex's Obligations

Parties agree that Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine application.

Only after Generex/NuGenerex has obtained the Full FDA approvals application, BHSB shall be responsible for all requirements of Malaysian Ministry of Health.

Generex/NuGenerex shall supply the Vaccine to BHSB for Stage 1 (Naked Vial fo1m) and Stage 2 (Bulk Quantities).

3.3 Reservation of Rights

The Parties agree that save for those expressly set out herein, reserves all rights not expressly granted in this Agreement, and no rights or distribution rights/licenses are granted in this Agreement, whether by implication, estoppel or otherwise.

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4. PAYMENTS

In consideration for the IP rights, commercialization rights, distribution rights, licensing rights and other rights granted by Generex/NuGenerex to BHSB under this Agreement, BHSB shall make payable a sum of USD$2,625,000.00 for pre commercialization stage (inclusive for intellectual property rights, regulatory fees and legal fees), USD$10,000,000.00 for commercialization stages.

Parties agree that a sum of Two Million Dollars (USD$ 2,000,000.00) shall be paid by

,BHSB to Generex upon execution of this Agreement and the balance of USD$625,000.00 shall be paid prior to the commercialization stage. Parties agree that

\ipon commencement of the commercialization stage, the USD$ 10,000,000.00shall be promptly paid by BHSB to Generex.

Generex agrees to provide official confirmation in writing within 24 hours after payment is received by Generex.

The Parties hereby agree that a sum ofUSD$ 2,000,000.00 paid by BHSB to Generex is not a deposit and cannot be forfeited in any manner and is to be treated as an advance payment towards receiving the Vaccine in the event Generex meets and complies with the requirements of the FDA.

In the event Generex/NuGenerex fails to secure the necessary FDA approvals within 6 months or within an approved reasonable amount of time thereafter, from the execution of this agreements and subsequently upon the request of BHSB, Generex shall reimburse BHSB the USD$ 2,000,000.00 advance within 30 days upon demand from BHSB.

The Parties hereby agree that BHSB is given total and complete exclusive rights to sell, distribute, or any other manner commercially exploit and deal with the Vaccine in the Territory.

Whereas the Parties further agrees that BHSB will have the right of first refusal to commercially exploit the vaccine within New Zealand, Australia and the Global Halal markets. The offer to be made by Generex to BHSB for this purpose must be reasonable and commercially viable.

5. CONFIDENTIALITY & PUBLICATION

5.1 Confidential Information

Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, each Party shall treat Confidential Information of the other Party in accordance with that certain Confidential Disclosure Agreement by and among the Parties (the "CDA").

5.2 Permitted Disclosures

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Any Party may disclose Confidential Information to the extent such disclosure is reasonably necessary to:

5.2.1 file or prosecute patent applications, or in connection with patent interferences or patent opposition, as contemplated by this Agreement;

5.2.2 prosecute or defend litigation, as contemplated by this Agreement

5.2.3 file documents required by applicable law, including filings with the U.S. Securities and Exchange Commission or BURSA Malaysia and comparable. governmental agencies applicable to the Parties, with tax authorities, and with Regulatory Authorities as contemplated by this Agreement; and

5.2.4 otherwise comply with applicable governmental laws and regulations, court orders and legal requirements.

5.3 Survival

The· foregoing restrictions and obligations imposed by this Section 5 shall survive expiration or termination of this Agreement for whatever reason.

6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties ofBHSB

BHSB hereby represents and warrants to Generex and NuGenerex, as of the Effective Date, that:

6.1.1 It has the right, power and authority to enter into this Agreement and to perform its obligations hereunder.

6.1.2 This Agreement has been duly executed and delivered by BHSB, and is a legal, valid and binding obligation enforceable against BHSB in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles.

6.1.3 The execution, delivery and performance of this Agreemen,t and the rights granted hereunder, do not conflict with, violate or breach any agreement to which BHSB is a party, and there are no agreements, assignments or encumbrances of BHSB that are inconsistent with the provisions of this Agreement.

6.1.4 The execution and delivery by BHSB of this Agreement and the performance by BHSB of the obligations under this Agreement require no governmental or regulatory approvals to be obtained on the part of BHSB, or, if required, has obtained or will have obtained such approvals.

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6.2 Representations, Warranties and Covenants of Generex and NuGenerex

Generex and NuGenerex hereby represents, warrants and covenants to BHSB, as of the Effective Date, that:

6.2.1 The Board of Generex and NuGenerex had granted Generex and NuGenerex all requisite right, power and authority to enter into this Agreement and to perform Generex and NuGenerex 's obligations hereunder and, to the Board's knowledge, Generex and NuGenerex are fully and lawfully empowered to grant the rights granted to BHSB herein.

6.2.2 This Agreement has been duly executed and delivered by Generex and NuGenerex, and is a legal, valid and binding obligation enforceable against Generex and NuGenerex in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles.

6.2.3 The execution, delivery and performance of this Agreement, and the rights granted to BHSB hereunder, do not conflict with, violate or breach any agreement to which Generex and NuGenerex or the Board is a party, and there are no agreements, assignments or encumbrances in existence to which Generex and NuGenerex or the Board is a party that are inconsistent with the provisions of this Agreement. Generex and NuGenerex and the Board have not granted, and will not grant, any license or other right which conflicts with any of the rights granted to BHSB under this Agreement.

6.2.4 To the knowledge of the members of the Board, neither Generex, NuGenerex nor the Board has received any written notice from any third party, including any Governmental Body, claiming any ownership interest in the Patent Rights or the Compounds (whether by inventorship, assignment or otherwise).

6.2.5 The execution and delivery by Generex and NuGenerex of this Agreement, and the performance by Generex and NuGenerex of the obligations under this Agreement, require no governmental or regulatory approvals to be obtained on the part of Generex and NuGenerex, or, if required, Generex and NuGenerex have obtained or will obtain such approvals. After execution hereof, Generex and NuGenerex will file this Agreement with the relevant Governmental Bodies in Malaysia; provided that Generex and NuGenerex will notify BHSB prior to filing of the identity of such Governmental Bodies.

6..26.2.6 To the knowledge of the members of the Board, Generex and NuGenerex have not knowingly failed to disclose to BHSB any material adverse facts regarding (a) communications to or from any pertinent Regulatory Authority with respect to the Compounds or Products; and/or (b) any adverse events or product recalls or withdrawals with respect to the Compounds or Products.

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7. REGULATORY MATTERS

7.1 Custom Controls

The Parties and its Affiliates shall comply with all applicable laws, rules and regulations of any relevant Governmental Body in the Territory in the exercise of their right and discharge of their responsibilities under this Agreement, including export laws, restrictions and regulations of any United States pertaining to the exports and imports regulations imposed by Malaysian government and Governments of related territory of my Compound, Product, Technical Information, material, technology or other information it obtains or learns pursuant to this Agreement in violation of any such laws, restrictions or regulations in the Territory.

8. INSURANCE

8.1 Insurance

The Parties will take the respective insurances need for their own commercial purposes.

9. TERM AND TERMINATION

9.1 Term

Stage 1 (Naked Vial) & 2 (Fill and Finish) - Distribution rights for the Territory and first rights of refusal basis for Australia, New Zealand and worldwide Halal markets.

Unless sooner terminated in accordance with this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue, in the Territory, Distribution Rights (for 15 years).

Unless sooner terminated in accordance with this Agreement, the term of this Agreement applicable for Stage 3 shall commence on the Effective Date and shall continue, in the Territory, until the later of: (a) expiration of the last-to-expire patent within the Patent Rights in such country, or (b) the fifteenth (15th anniversary of the first Approved Sale of a Product in such country. Following such expiration, BHSB shall have a fully paid-up license for only the Territory that corresponds to the license granted to BHSB in this Agreement.

9.2 Termination

9.2.1 In the event that either Party breaches a material unde1iaking or obligation hereunder, the other Party shall have the right, without limitation of any other right it has under this Agreement on account of such breach, to terminate this Agreement on ninety (90) days (or, in the case of breach of an obligation to pay money, thirty (30) days) prior written notice specifying such breach and demanding its cure; provided, however, that if the alleged breaching Party shall cure such breach during such ninety (90) days (or thirty (30)-day, if applicable) period, then such notice of termination shall be null and void; otherwise, this

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Agreement shall be terminated on and after the expiration of said ninety (90)- day (or thirty (30)-day, if applicable) period.

9.2.2 This Agreement may be terminated at any time by a Party upon the filing or institution of winding-up, reorganization, liquidation or receivership proceedings by or against the other Party, or upon an assignment of a substantial portion of its assets for the benefit of creditors by such other Party; provided, however, that in the event of any involuntary bankruptcy or receivership proceeding, such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof.

9.2.3 At any time after eighteen (18) months following the Effective Date, this Agreement may be terminated in BHSB's sole discretion on sixty (60) days prior written notice to Generex and NuGenerex.

9.3 Survival

9.3.1 Expiration or termination of this Agreement whether in whole or in part, shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights and the legal and equitable remedies of the Parties accrued or accruing under this Agreement prior to expiration or termination, subject to the terms and conditions of this Agreement (including, for the avoidance of doubt, the right to enforce the terms and conditions set forth herein without terminating this Agreement, and further including any obligations of a Party that are expressly identified in this Agreement as surviving, or that by their nature or context logically survive, termination, relinquishment or expiration of this Agreement). Without limiting the foregoing sentence, the provisions of Article 1 (to the extent definitions are embodied in the following listed Articles and Sections of this Agreement) and Articles 5, 10 and 13, and Sections 6.1, 11.3, 14.5, 14.6, 14.9, 14.10 shall survive any expiration or termination of this Agreement. Except as set forth in this Article 11, upon termination or expiration of this Agreement all other rights, licenses and obligations of the Parties shall cease.

10. ASSIGNMENT

Neither Party shall have any right or ability to assign or transfer this Agreement or any obligations or benefit-under this Agreement (whether by operation of law or otherwise) without the written consent of the other Party (and any unauthorized purported assignment will be void). Any Change of Control of BHSB shall be deemed an assignment of this Agreement for purposes of this Section. Notwithstanding the foregoing BHSB may assign this Agreement, without the consent of Generex and NuGenerex, to an Non-Affiliate Acquiror in connection with the transfer or sale of all or substantially all of its assets or business to which this Agreement relates to such Non Affiliate Acquirer, or in the event of its merger or consolidation with, acquisition by, or sale to such a Non-Affiliate Acquirer; provided that such Non-Affiliate Acquirer (i) agrees in writing to be bound by the terms and conditions of this Agreement; (ii) has the financial and other resources to perform its obligations under this Agreement. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit

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of the Parties and the successors and permitted assigns of BHSB and/or Generex and NuGenerex.

11. NOTICES AND ADDRESSES

Delivery of Notices

Any written communication, notice, report or payment shall be deemed to be sufficiently given when delivered in person, or sent by confirmed facsimile, or two (2) days after being sent by internationally recognized overnight courier (e.g., FedEx, DHL, etc.), if addressed and sent to a Party at its address set forth below.

If to Generex and NuGenerex:

Company	Generex Biotechnology Corporatrion and/or NuGenerex Immuno-Oncology

Registered Official Address	10102 USA Today Way, Miramar, FL 33025
Personnel	Anthony Crisci (Chief Legal Office)
Email	acrisci@nugenerex.com

If to BHSB:

Company	Bintai Healthcare Sdn Bhd
Registered Official Address	3-2-8. Kompleks Kantonmen Prima No. 698, Jalan Ipoh
Name	Allan Sum (Chief Risk Officer)
Email	allan_sum@bintai.com.my

12. CHANGE OF ADDRESS

Either Party may change its mailing address for the purpose of this Agreement by giving the other Party notice of such change at least fifteen (15) days prior to the date upon which the change is to become effective.

13. MISCELLANEOUS

13.1 Entire Agreement

This Agreement constitutes the entire understanding between the Pa1ties with respect to the subject matter hereof, and except for the CDA, which shall continue in full force and effect with respect to any disclosures by a Paity made prior to the Effective Date, this Agreement shall supersede and replace all prior agreements, understandings, writings and discussions between the Parties relating to said subject matter.

13.2 Amendment; Waiver

This Agreement may be amended, and any of its terms or conditions may be waived, only by a written instrument executed by Generex, NuGenerex and BHSB or, in the case of a waiver, by the Party waiving compliance. The failure of either Generex or NuGenerex or BHSB at any time or times to require performance of any provision hereof shall in no manner affect its rights to enforce the same at a later time. No waiver

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by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or any other condition or term.

13.3 Titles; Captions

All titles and captions in this Agreement are for convenience only and shall not be interpreted as having any substantive meaning.

13.4 Independent Contractors

Except as set forth in Article 7, nothing in this Agreement authorizes BHSB or Generex or NuGenerex to act as agent for the other Party as to any matter. BHSB, Generex and NuGenerex are not Affiliates of one another; and their relationship is that of independent contractors. Nothing in this Agreement will be deemed to create an agency, joint venture, amalgamation, partnership, employment, franchise, fiduciary of s milar relationship between them.

13.5 Publicity and Disclosure

Except as set forth in Article 5 and as required by law for the USA or the Territory, neither Generex nor NuGenerex nor any of its Affiliates shall use the name of BHSB or any Affiliate or Sublicensee of BHSB, or any director, employee, officer, or representative of BHSB, in any advertising, press release, promotion or sales literature without the prior written approval of BHSB, which shall not be unreasonably withheld or delayed. Except as set forth in Article 5 and as required by law for the USA or the Territory, neither BHSB nor any of its Affiliates or Sublicensees shall use the name of Generex and NuGenerex or any Affiliate of Generex and NuGenerex, or any director, employee, officer, or representative of Generex and NuGenerex, in any adve1iising, press release, promotion or sales literature without the prior written approval of Generex and NuGenerex, which shall not be unreasonably withheld or delayed.

13.6 Use of Trademarks

BHSB and its Affiliates and Sublicensees may use any trademark(s) owned or Controlled by BHSB or any of its Affiliates or Sublicensees in connection with the Licensed Products to be made, used, sold, offered for sale, imp01ied or distributed in the Territory. Generex and NuGenerex shall have no ownership or other right in or to such trademark(s) of BHSB, its Affiliates or its Sublicensees.

13.7 Marking

All Licensed Products shall be marked with the patent numbers of issued patents within the Licensed Patent Rights that cover such Licensed Products, to the extent practicable and permitted by law in countries in which such markings have notice value against infringers of patents.

13.8 Severability

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If any provision of this Agreement is or becomes invalid, is ruled illegal by any court of competent jurisdiction or is deemed unenforceable under the cunent applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the Parties that, in lieu of each such provision, there shall be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic business objectives, as intended by the Parties, to such invalid, illegal or unenforceable provision, but which shall be valid, legal and enforceable.

13.9 Governing Law

This Agreement shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subject to the exclusive jurisdiction of the courts in Malaysia.

All disputes arising in connection with this Agreement which cannot be amicably settled between the Parties within 60 (sixty) days following the occunence of the dispute,-shall be shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subjected to the exclusive jurisdiction of the courts in Malaysia.

13.10 Counterparts

This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

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.., ,

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by and through their duly authorized representatives as of the Effective Date.

For and on behalf of
Generex Biotechnology Corporation
/s/ Jospeh Moscato
Name: Jospeh Moscato
Passport No:
Designation: President/CEO

Witnessed by

/s/ Michael Caridi
Name:Michael Caridi
Passport No:

For and and behalf of
NuGenerex Immuno-Oncology
/s/ Joseph Moscato
Name: Joseph Moscato
Passport No:
Designation: President/CEO

Witnessed by

/s/ Michael Caridi
Name: Michael Caridi
Passport No:

For and on behalf of
Bintai Healthcare Sdn Bhd
(Company No. 1384306-P)
/s/ Ku Chong Hong
Name: Ku Chong Hong
Designation: Director

Witnessed by

/s/ Ong Choon Lui
Name: Ong Choon Lui
Designation: Managing Directorr, Bintai Kindew Corporation BHD

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Exhibit A

LICENSED PATENT RIGHTS

Intellectual Property

Platform Patents. The foundational "Platform Patents" for Ii-Key technology focus on methods of increasing the antigen-specific activation of CD+4 T cells. This cell type is a critical component of the immune system, involved both in the recognition of new pathogenic agents as well as in autoimmune syndromes. The first technology platform (Ii-Key hybrid) relates to a means for increasing the vaccine potency of virtually any protein and while the second (Ii suppression) relates to generation of an effective cell-based vaccine (REH-2017-01, REH 2017-02).

T CELL EPITOPE CLUSTERS AND RELATED COMPOSITIONS USEFUL IN THE PREVENTION, DIAGNOSIS, AND TREATMENT OF COVID-19

Parties agree that Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

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